[*] Denotes information for which confidential treatment has been requested. Confidential portions ommited have been filed separately with the Commission.

       SECOND AMENDMENT TO RESTATED DRAM LICENSE AND COOPERATION AGREEMENT

         This Second Amendment to Restated DRAM License and Cooperation Agreement ("Second Amendment") is entered into as of July 10, 1996, by and between Alliance Semiconductor Corporation, a Delaware Corporation with its principal offices at 3099 North First Street, San Jose, California, tel. (408) 383-4900; fax (408) 383-4990 (collectively, Alliance Semiconductor Corporation and its Taiwan subsidiar(ies) will be referred to as "Alliance"), and United Microelectronics Corporation, a Taiwan Corporation with its principal place of business at No. 3 Innovation Road, Science Based Industrial Park Hsin-Chu City, Taiwan, R.O.C., tel. (035) 782-258; fax (035) 774-767 ("UMC").

WHEREAS Alliance and UMC are parties to the Restated DRAM License and Cooperation Agreement dated as of February 28, 1996, as amended by the Amendment to Restated DRAM License and Cooperation Agreement (entered into as of March 26,
1996) (collectively "Restated DRAM Agreement"), and

WHEREAS Alliance and UMC [*], and

WHEREAS Alliance and UMC agree to again amend their Restated DRAM Agreement to state the terms and conditions upon which [*] pursuant to the Restated DRAM Agreement;

ACCORDINGLY, the Restated DRAM Agreement is amended as follows:


Paragraph 2.1(b) is amended to read in its entirety as follows:

         "(b)     UMC  and Alliance shall [*] during the period from the date of this Agreement until [*], pursuant to [*]:

         (i)      the [*];

         (ii)     [*]:
                  (aa)     [*]; or
                  (bb)     [*];

provided however that [*]; and

         (iii)    [*]:



--------------------------------- -------------------------------- --------------------------------- -------------------------------
              [*]                             [*]                              [*]                               [*]
--------------------------------- -------------------------------- --------------------------------- -------------------------------
              [*]                             [*]                              [*]                               [*]
--------------------------------- -------------------------------- --------------------------------- -------------------------------

[*] Denotes information for which confidential treatment has been requested. Confidential portions ommited have been filed separately with the Commission.

Notwithstanding anything to the contrary, for purposes of this Agreement, [*] provided however that [*]; and provided further that in the event that [*].

Notwithstanding anything to the contrary, UMC shall [*] as required under paragraph 3.2(b) of the Restated DRAM Agreement (as amended).

         (iv) Notwithstanding anything to the contrary, to the extent [*] For purposes of this paragraph 2.1(b)(iv), [*] as referred to in subpart
(b)(iv)(aa) of this paragraph 2.1.


Paragraph 2.6(d) is amended to read in its entirety as follows:

         "(d)     Notwithstanding  anything to the contrary, [*] during the term of this Agreement pursuant to the [*] of this paragraph 2.6 shall not be subject to [*] above."


Paragraph 3.2(b) is amended to read in its entirety as follows:

         (b) Within [*] after execution of this Agreement, and thereafter [*], each party will [*], for all Alliance DRAM, Licensed DRAM, and for all Derivative DRAM Technology, as well as all [*]. Without limiting the foregoing, the parties contemplate that they will [*] throughout the term of this Agreement, and, for the term of this Agreement, they will not [*] unless they have [*] as required. Without expanding the scope of the above licenses, the parties shall have the [*] contemplated under this Agreement. Notwithstanding anything to the contrary, Alliance shall [*]



Paragraph 3.9 is amended to read in its entirety as follows:

         "Notwithstanding anything to the contrary, [*] during the term of this Agreement [*], provided however that if [*]."



         The  parties  have  duly  authorized   their   respective   undersigned
representatives to execute this Amendment and bind them to its terms as of the date set forth above.



ALLIANCE                                                UNITED MICROELECTRONICS
CORP.


/s/ N. D. Reddy                                         /s/ Ingdar Liu
------------------------                                ------------------------
Authorized Signature                                    Authorized Signature